                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANTTO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event report)          20-Dec-96

        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in connection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).

                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


        Delaware                                        22-3405381
        New Jersey              33-94518                22-2293022
        ----------              --------                ----------

        (State or other         (Commission             (IRS Employer
        jurisdiction of         File Number)            ID Number)
        incorporation)

        2840 Morris Avenue,   Union, New Jersey             07083
        --------------------------------------------------------------
        (Address of principal executive officer)

        Registrant's Telephone Number,
        including area code:                    908-686-2000
                                                ----------------------


                                      n/a
        --------------------------------------------------------------
        (Former name or former address, if changed since last report)

        Item 5          Other Events
                        -------------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date 20-Dec-96

        Item 7          Financial Statements and Exhibits
                        ---------------------------------

      The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                THE MONEY STORE INC.
                                                TMS AUTO HOLDINGS, INC.




                                                By /s/ James K. Ransom
                                                  -----------------------
                                                  James K. Ransom
                                                   Vice President





Dated:

                       TMS AUTO RECEIVABLES TRUST 1996-1
                        7.10% ASSET BACKED CERTIFICATES
                            SERVICER'S CERTIFICATE

        IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO
        FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1996 - 1 FOR THE DECEMBER 13, 1996 DETERMINATION DATE

    DISTRIBUTION DATE           12/20/96      MONTHLY PERIOD     Nov-96

A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

   I. CERTIFICATES

             (a) The aggregate amount of the distribution to
                 Certificateholders from the Collection Account                41,416.67

             (b) The amount of the distribution set forth in A.1. (a)
                 above in respect of interest from the Collection Account      41,416.67

             (c) The amount of the distribution set forth in A. 1. (a)
                 above in respect of principal from the Collection Account          0.00

             (d) The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                 on the Policy (Deficiency Claim Amount)                            0.00

             (e) The amount of the distribution set forth in A.1. (a)
                 above per $1,000 interest                                     5.9166671

             (f) The amount of the distribution set forth in A.1. (b)
                 above per $1,000 interest                                     5.9166671

             (g) The amount of the distribution set forth in A.1. (c)
                 above per $1,000 interest                                     0.0000000

             (h) The amount of the distribution set forth in A.1. (d)
                 above per $1,000 interest                                     0.0000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

   I. POOL AND CERTIFICATE BALANCES

             (a) The Pool Balance as of the close of business
                 on the last day of the preceding Monthly Period          171,088,576.36

             (b) The Certificate Balance as of the close of business
                 on the last day of the preceding Monthly Period, after
                 giving effect to payments allocated to principal set
                 forth in Paragraph A.1. (c) above                          7,000,000.00

             (c) The Certificate Factor as of the close of business on the
                 last day of the preceding Monthly Period                      1.0000000

2.  SERVICING FEE

        (a) The aggregate amount of the Servicing Fee paid to the
            Servicer with respect to the preceding Monthly Period
            from the Collection Account                                            406,450.12
        (b) The amount of such Servicing Fee per $ 1,000 interest                  58.0643029
        (c) The amount of any unpaid Servicing Fee                                       0.00
        (d) The change in the amount of any unpaid Servicing Fee
            from the previous Distribution Date                                          0.00

3.  OTHER FEES

        (a) The aggregate amount of Trustee Fees paid to the Trustee
            from the Collection Account                                                333.33
        (b) The aggregate amount of Insurance Premium paid to the
            Certificate Insurer from the Collection Account                           1,458.33

4.  PAYMENT SHORTFALLS

        (a) The amount of the Interest Carryover Shortfall after
            giving effect to the payments set forth in Paragraph
            A. 1.(b) above                                                               0.00
        (b) The amount of such Interest Carryover Shortfall
            per $1,000 Interest                                                     0.0000000
        (c) The change in the amount of the Interest Carryover Shortfall
            from the previous Distribution Date                                          0.00
        (d) The amount of the Principal Carryover Shortfall after
            giving effect to the payments set forth in Paragraph
            A. 1.(c) above                                                               0.00
        (e) The amount of such Principal Carryover Shortfall
            per $1,000 Interest                                                     0.0000000
        (f) The change in the amount of the Principal Carryover Shortfall
            from the previous Distribution Date                                          0.00

5.  REALIZED LOSSES

        (a) Realized Losses for the Period funded by the Spread Account          1,042,355.41
                1. Cram Down Losses                             5,641 04
                2. Losses on Liquidated Receivables             1,036,714.37
        (b) Aggregate Realized Losses, if any,
                1. Preceding Monthly Period                     Nov-96           1,944,377.85
                2. Second preceding Monthly Period              Oct-96             902,022.44

6.  PURCHASE AMOUNTS

       The aggregate Purchase Amounts for Receivables,
       if any, that were repurchased in such period                                      0.00

7.  PAYAHEAD ACCOUNT

        (a) The aggregate Payahead Balance                                         257,297.79
        (b) The change in the Payahead Balance from the
             previous Distribution Date                                            (28,126.60)
               (1) The aggregate Payaheads pursuant to Section 14.03
                   for the Monthly Period which were transferred from
                   the Collection Account to the Payahead Account      56,543.48
               (2) The portion of the Payaheads constituting Scheduled
                   Payments on PreComputed Receivables or the portion
                   that are applied to Prepay a PreComputed Receivable in
                   full pursuant to Section 14.03 which were transferred from
                   the Payahead Account to the Collection Account.     84,668.08
               (c) The Investment earnings on funds in the Payahead Account
                   (transferred from the Payahead to the Collection Account) and
                   payable to the Seller as Supplemental Servicing Fee               1,020.90



                                      (2)

8. SPREAD ACCOUNT

        (a) The Spread Account balance after giving effect to
            distributions made on such Distribution Date                        13,687,086.11
        (b) The change in the Spread Account balance on such
            Distribution Date                                                      125,107.86
        (c) The Amount withdrawn from the Spread Account and
            payable to the Certificateholders (Deficiency Claim Amount)                  0.00
        (d) The Amount withdrawn from the Spread Account and
            payable to the Seller (Remaining Funds).                               145,223.59
        (e) The investment earnings on funds in the Spread Account
            (transferred from the Spread to the Collection Account) and
            payable to the Seller as Supplemental Servicing Fee                     47,885.00

9. THE POLICY

       The amount distributable from the Policy and payable to the
       Certificateholders, after giving effect to withdrawals from the
       Spread Account (Deficiency Claim Amount)                                          0.00

10. THE NOTICES

       (a) Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                    $0.00 to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru
           (v) of Section 14.06 (

       (b) Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                    $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (v) of
           Section 14.06 (b)

11. TERMINATION OF TRUST

       The amount to be distributed to the Certificateholders from the Collection
       Account pursuant to the Termination of the Trust (Section 20.01)                  0.00

12. OTHER INFORMATION

        PURSUANT TO SECTION 13.09 (b) (i)
        (a) Delinquency Ratio                  4.4274%
        (b) Average Delinquency Ratio          3.9873%
        (c) Default Rate                      10.1848%
        (d) Average Default Rate               8.9351%
        (e) Net Loss Rate                      7.0210%
        (f) Average Net Loss Rate              4.0410%


         PURSUANT TO SECTION 13.09 (b) (ii)
         Trigger Event occurred as of            NO

         PURSUANT TO SECTION 13.09 (B) (III)
         Prior Trigger Event Deemed Cured as of  NO

         PURSUANT TO SECTION 13.09 (b) (iv)
         Insurance Agreement Event of Default    NO

**NOTE** PURSUANT TO SECTION 14.02 (b)
         Amount deposited into the Collection Account due to
         mistaken deposits, postings or checks returned for
         insufficient funds to be reimbursed to the Servicer                            0.00

                                      (3)

13. OTHER INFORMATION - II

        i.    Amounts collected by the Servicer                                         7,702,323.20

        ii.   Aggregate amount received by the Trust
              from the Servicer. (exclusive of amounts in the                           7,702,323.20
              Spread Account, amounts received from the
              Certificate Insurer and advances by the
              Servicer).

        iii.  Reimbursements to the Certificate Insurer                                         0.00

        iv.   Amount drawn on the Policy                                                        0.00

        v.    Remaining outstanding balance available
              to be drawn under the Policy:                                                     0.00

        vi..  Delinquency information:

                        Receivables that are 30 Days Delinquent                         5,291,388.80
                        Receivables that are 60 Days Delinquent                         1,634,562.13
                        Receivables that are 90 Days Delinquent                           610,795.42

14. PRE-FUND ACCOUNT

        (a) The Pre-Fund Account balance after giving effect to
             distributions made on such Distribution Date                                       0.00
        (b) The Pre-Fund Account Balance per $ 1,000 interest                              0.0000000
        (c) The Amount withdrawn from the Pre-Fund Account and transferred
             to the Collection Account (payable to the Certificateholders)                      0.00
        (d) The amount of Pre-Fund Account distribution per $ 1,000 interest               0.0000000
        (e) The interest earnings on funds in the Pre-Fund Account
             (transferred from the Pre-Fund to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                              90.04

15. CAPITALIZED INTEREST ACCOUNT

        (a) The Capitalized Interest Account balance after giving effect to
             distributions made on such Distribution Date                                       0.00
        (b) The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Certificateholders)                                                                0.00
        (c) The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Sellers)                                                                           0.00
        (e) The interest earnings on funds in the Capitalized Interest Account
             (transferred from the Capitalized Interest to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee                           2.10


                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated
May 31, 1996 pertaining to Series 1996-1 in preparing the accompanying Servicer's Certificate.

        THE MONEY STORE AUTO FINANCE INC.

BY:      \s\ Harry Puglisi
         -----------------

         HARRY PUGLISI
         TREASURER











                                      (5)